NUMBER                                                                  WARRANTS

                           ELITE PHARMACEUTICALS, INC.

                     CLASS C COMMON STOCK PURCHASE WARRANTS


         THIS CERTIFIES THAT:




IS ENTITLED TO PURCHASE ONE FULLY PAID AND NONASSESSEABLE SHARE OF ELITE PHARMACEUTICALS, INC., A DELAWARE CORPORATION (HEREINAFTER CALLED THE "COMPANY"), FOR EACH WARRANT EVIDENCED BY THIS CERTIFICATE FOR US$5.00 PER SHARE (THE "PURCHASE PRICE") ON OR PRIOR TO NOVEMBER 30, 2005 (THE "EXPIRATION DATE") UPON ITS SURRENDER AND THE PAYMENT OF THE PURCHASE PRICE AT THE OFFICE OF THE TRANSFER AGENT FOR THE COMMON STOCK OF THE COMPANY AT 201 BLOOMFIELD AVE VERONA, NEW JERSEY, 07044, SUBJECT TO THE FOLLOWING CONDITIONS:


1.   THE EXERCISE PRICE IS PAYABLE IN CASH, CERTIFIED CHECK OR BANK DRAFT.

2. SUBJECT TO THE PROVISIONS OF PARAGRAPH 4 HEREOF, THIS WARRANT MAY BE EXCHANGED FOR A NUMBER OF WARRANTS OF THE SAME TENOR AS THIS WARRANT FOR THE PURCHASE IN THE AGGREGATE OF THE SAME NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY AS ARE PURCHASABLE UPON THE EXERCISE OF THIS WARRANT, UPON SURRENDER HEREOF AT THE OFFICE OF THE COMPANY OR THE TRANSFER AGENT OF THE COMPANY'S COMMON STOCK WITH WRITTEN INSTRUCTIONS AS TO THE DENOMINATIONS OF THE WARRANTS TO BE ISSUED IN EXCHANGE. IF THIS WARRANT IS EXERCISED FOR LESS THAN ALL THE SHARES PURCHASABLE UPON THE EXERCISE HEREOF, THE HOLDER SHALL BE ENTITLED TO RECEIVE A NEW WARRANT OR WARRANTS OF THE SAME TENOR AS THIS WARRANT FOR THE PURCHASE IN THE AGGREGATE OF THE NUMBER OF SHARES IN RESPECT OF WHICH THIS WARRANT SHALL NOT HAVE BE EXERCISED.

3. THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY PURCHASABLE ON THE EXERCISE OF THIS WARRANT AND THE EXERCISE PRICE PER SHARE SHALL BE INCREASED OR DECREASED PROPORTIONATELY, AS THE CASE MAY BE, WITHOUT CHANGE IN THE AGGREGATE EXERCISE PRICE, IN CASE OF THE PAYMENT BY THE COMPANY IN SHARES OF COMMON STOCK OF DIVIDENDS ON THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY OR IN CASE OF THE SUBDIVISION OR COMBINATION OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY. IN CASE THE COMPANY IS REORGANIZED, OR MERGED OR CONSOLIDATED WITH ANOTHER CORPORATION, THE HOLDER OF THIS WARRANT SHALL BE ENTITLED THEREAFTER UPON THE EXERCISE HEREOF TO RECEIVE THE NUMBER AND KIND OF SECURITIES OF SUCH REORGANIZED, MERGED OR CONSOLIDATED CORPORATION WHICH HE WOULD HAVE BEEN ENTITLED TO RECEIVE IN CONNECTION WITH SUCH REORGANIZATION, MERGER OR CONSOLIDATION IF THE HOLDER HAD BEEN A HOLDER OF THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY PURCHASABLE UPON THE EXERCISE HEREOF IMMEDIATELY PRIOR TO THE TIME SUCH REORGANIZATION, MERGER OR CONSOLIDATION BECAME EFFECTIVE. IN NO EVENT SHALL THE COMPANY BE REQUIRED TO MAKE ANY ADJUSTMENT THEREFOR.

4. THE HOLDER OF THIS WARRANT SHALL NOT BE ENTITLED TO ANY RIGHTS OF A SHAREHOLDER OF THE COMPANY IN RESPECT OF ANY WARRANT SHARES UNTIL SUCH SHARES HAVE BEEN PAID FOR IN FULL AND ISSUED TO SUCH HOLDER. AS SOON AS PRACTICABLE AFTER SUCH EXERCISE, THE COMPANY SHALL DELIVER A CERTIFICATE OR CERTIFICATES FOR THE NUMBER OF FULL SHARES OF COMMON STOCK ISSUABLE UPON SUCH EXERCISE, ALL OF WHICH SHALL BE FULLY PAID AND NON-ASSESSABLE, TO THE PERSON OR PERSONS ENTITLED TO RECEIVE THE SAME.

5. WARRANT EXERCISE REQUIRES APPROPRIATE COMPLETION OF THE "ELECTION TO PURCHASE" PRINTED ON THE BACK OF THIS CERTIFICATE. IF THE EXERCISED SHARES ARE LESS THAN THE TOTAL NUMBER OF WARRANTS CONTAINED IN THE THIS CERTIFICATE, THE HOLDER WILL BE ISSUED A NEW CERTIFICATE GIVING CREDIT FOR THE UNEXERCISED WARRANTS.

6. NO FRACTIONAL SHARES WILL BE ISSUED UPON EXERCISE. THE COMPANY WILL PAY THE HOLDER THE PROPORTIONATE PURCHASE PRICE FOR ANY FRACTIONAL SHARES ARISING THROUGH ADJUSTMENTS.

7. PRIOR TO PRESENTMENT FOR REGISTRATION OR TRANSFER, THE COMPANY AND TRANSFER AGENT FOR THE COMMON STOCK OF THE COMPANY MAY TREAT THE REGISTERED WARRANT HOLDER AS THE ABSOLUTE OWNER OF THIS CERTIFICATE FOR EXERCISE, OR ANY OTHER PURPOSE, AND NEITHER THE COMPANY NOR THE TRANSFER AGENT SHALL BE AFFECTED BY ANY NOTICE IN WRITING TO THE CONTRARY.

8. IF THIS CERTIFICATE IS SURRENDERED FOR WARRANT EXERCISE WHILE THE COMPANY'S TRANSFER BOOKS ARE CLOSED, SHARE CERTIFICATES WILL NOT BE ISSUED UNTIL THE BOOKS ARE REOPENED FOR TRANSFER.

9. THIS WARRANT IS NOT EXERCISABLE BEYOND THE EXPIRATION DATE SHOWN ABOVE UNLESS EXTENDED IN WRITING BY THE COMPANY OR PURSUANT TO THE TERMS OF THE SETTLEMENT AGREEMENT, AS AMENDED, REFERRED TO ON THE BACK OF THIS CERTIFICATE. FAILURE TO EXERCISE SOME OR ALL WARRANTS WITHIN THE TIME PERIOD VOIDS THEM.

                                       COUNTERSIGNED:
DATED:                                               JERSEY TRANSFER & TRUST CO.
                           201 BLOOMFIELD AVENUE (P.O. BOX 36), VERONA, NJ 07044
                                                                  TRANSFER AGENT

ELITE PHARMACEUTICALS, INC.

                  SECRETARY                                 AUTHORIZED SIGNATURE
                                       CHIEF EXECUTIVE OFFICER

THE WARRANTS AND SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SETTLEMENT AGREEMENT, DATED OCTOBER 23, 2002, AND THE AMENDMENT DATED AS OF SEPTEMBER 3, 2003, THERETO BETWEEN THE COMPANY AND THE ORIGINAL HOLDERS OF THE WARRANTS, INCLUDING THE NONASSIGNABILITY OF THIS WARRANT EXCEPT BY OPERATION OF LAW, COPIES OF WHICH MAY BE INSPECTED AT THE OFFICES OF THE COMPANY.

                              ELECTION TO PURCHASE

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant, and to purchase thereunder, ____________ shares of Common Stock provided for therein and tenders herewith payment of the purchase price in full to the order of the Company and requests that certificates for such shares shall be issued in the name of


________________________________________________________________________________
                                 (Please Print)

                                                        ________________________

                                                        ________________________
                                                         SOCIAL SECURITY NUMBER

and be delivered to ____________________________________________________________
                                     (Name)

at _____________________________________________________________________________
         (Street Address)           (City)            (State)        (Zip Code)

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant for the balance remaining of the shares purchasable under the within Warrant be registered in the name of, and delivered, to the undersigned at the address stated below.

Name of Warrantholder: _________________________________________________________
                                 (Please Print)

Address: _______________________________________________________________________
                                    (Street)

________________________________________________________________________________
                  (City)             (State)                    (Zip Code)

Dated: ____________________, 2003      Signature: ______________________________
                                                  Note: The above signature must
                                                  correspond with the name as
                                                  written upon the face of this
                                                  Warrant or with the name of
                                                  the assignee appearing in the
                                                  assignment form below in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.